UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2009
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METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware State or Other Jurisdiction of Incorporation	0-2816 Commission File Number	36-2090085 IRS Employer Identification Number

7401 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 867-6777

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Methode Electronics, Inc. announced on March 4, 2009 that its Board of Directors has declared a quarterly dividend of $0.07 per share for the quarter ended January 31, 2009 to be paid on May 1, 2009 to common stockholders of record at the close of business on April 17, 2009.

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1
Methode Electronics, Inc. Press Release dated March 4, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.

Date: March 4, 2009	By: /s/ Douglas A. Koman
Douglas A. Koman
Chief Financial Officer